UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 13, 2012

Broadcom Corporation

(Exact name of registrant as specified in its charter)

California	000-23993	33-0480482
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5300 California Avenue, Irvine, California		92617
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 926-5000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

In a press release issued on August 13, 2012, Broadcom Corporation announced that it priced $500 million aggregate principal amount of 2.500% senior notes due 2022 in a private offering. The full text of the press release is attached as Exhibit 99.1 to this report and is hereby incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1 – Press release dated August 13, 2012 of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Broadcom Corporation

August 13, 2012	By:	/s/ Eric K. Brandt
Name: Eric K. Brandt
Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 13, 2012 of the Registrant.